UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     NOVEMBER 23, 2004                        333-05188-A
    ------------------------------------------------    ----------------------
    Date of Report (Date of earliest event reported)    Commission File Number


                             PHONE1GLOBALWIDE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    DELAWARE                             65-0669842
       -------------------------------            ----------------------
       (State or other jurisdiction of               (I.R.S. Employer
        incorporation or organization)            Identification Number)


                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On November 23, 2004, the board of directors of Phone1Globalwide, Inc. (the "Company"), appointed Mr. Louis Giordano, acting Chairman of the Company, as its President. Mr. Dario Echeverry, acting director of the Company and former President and Chief Executive Officer, remains as the Company's Chief Executive Officer.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PHONE1GLOBALWIDE, INC.


Date: November 30, 2004              By: /s/ Syed Naqvi
                                         -------------------------------------
                                         Name:  Syed Naqvi
                                         Title: Chief Financial Officer



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